Advance to Suppliers - Schedule of Advance to Suppliers (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Advance to Suppliers [Abstract]
Advance to suppliers	$ 7,663	¥ 51,994		¥ 20,677
Less: Allowance for expected credit losses	(1,399)	(9,490)	$ (1,377)	(9,343)	¥ (8,323)
Advance to suppliers, net	$ 6,264	¥ 42,504		¥ 11,334